OLD MUTUAL ADVISOR FUNDS II

Supplement Dated March 20, 2007

This Supplement updates certain information contained in the currently effective Class Z, Advisor Class, Institutional Class and Class R Shares Prospectus of Old Mutual Advisor Funds II, dated December 21, 2006, as previously supplemented. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at omfunds.com.

The section of the Prospectus titled “Fund Summaries – Old Mutual Heitman REIT Fund – Main Investment Risks” is replaced in its entirety with the following:

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: interest rate changes or market recessions; over-building in one particular area, changes in zoning laws, or changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

The first sentence of the section of the Prospectus titled “Fund Summaries – Old Mutual Select Growth - Investment Approach” is replaced in its entirety with the following:

The Fund seeks to provide investors with long-term capital growth.

The section of the Prospectus titled “Fund Summaries – Old Mutual Select Growth Fund – Main Investment Risks” is replaced in its entirety with the following:

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser’s determination of an investment’s value or a Sub-Adviser may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund may invest in small-cap or mid-cap growth companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-042 03/2007